Virtus Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.6%
Communication Services—6.6%
Cogent Communications Holdings, Inc.	129,600	$8,911
Interpublic Group of Cos., Inc. (The)	874,668	25,541
		34,452

Consumer Discretionary—3.8%
Gentex Corp.	87,603	3,125
Penske Automotive Group, Inc.	79,470	6,376
Tempur Sealy International, Inc.	278,800	10,193
		19,694

Consumer Staples—4.2%
Calavo Growers, Inc.	92,208	7,159
Casey’s General Stores, Inc.	50,900	11,004
Energizer Holdings, Inc.	56,114	2,663
Reynolds Consumer Products, Inc.	45,608	1,358
		22,184

Financials—25.5%
Ameris Bancorp	103,083	5,413
AMERISAFE, Inc.	49,635	3,177
Bank of Hawaii Corp.	81,478	7,292
Cathay General Bancorp	122,092	4,979
Evercore, Inc. Class A	149,101	19,643
First Citizens BancShares, Inc. Class A	20,158	16,848
First Hawaiian, Inc.	382,150	10,459
First Interstate BancSystem, Inc. Class A	104,737	4,822
Hanover Insurance Group, Inc. (The)	6,302	816
Horace Mann Educators Corp.	131,156	5,667
	Shares	Value

Financials—continued
Jefferies Financial Group, Inc.	485,562	$14,615
Kemper Corp.	245,049	19,535
SLM Corp.	875,892	15,740
South State Corp.	9,353	734
Zions Bancorp NA	68,984	3,791
		133,531

Health Care—8.3%
Bruker Corp.	141,057	9,067
CONMED Corp.	107,198	13,999
Hill-Rom Holdings, Inc.	183,420	20,264
		43,330

Industrials—15.3%
Donaldson Co., Inc.	132,029	7,679
EMCOR Group, Inc.	122,276	13,715
EnerSys	136,467	12,391
EnPro Industries, Inc.	44,575	3,801
ManpowerGroup, Inc.	51,600	5,103
nVent Electric plc	378,900	10,575
Ritchie Bros. Auctioneers, Inc.	117,500	6,880
Stantec, Inc.	381,881	16,337
Tennant Co.	28,144	2,248
Wabash National Corp.	82,044	1,542
		80,271

Information Technology—10.0%
Dolby Laboratories, Inc. Class A	51,501	5,084
Entegris, Inc.	11,683	1,306
Littelfuse, Inc.	34,521	9,129
MKS Instruments, Inc.	58,952	10,931
National Instruments Corp.	158,322	6,837
Power Integrations, Inc.	238,650	19,445
		52,732

	Shares	Value

Materials—8.4%
AptarGroup, Inc.	156,906	$22,229
Ashland Global Holdings, Inc.	135,648	12,042
W.R. Grace & Co.	166,242	9,951
		44,222

Real Estate—12.3%
CoreSite Realty Corp.	92,600	11,098
Healthcare Realty Trust, Inc.	305,682	9,268
Healthcare Trust of America, Inc. Class A	632,322	17,439
Lamar Advertising Co. Class A	97,900	9,195
Physicians Realty Trust	1,001,046	17,689
		64,689

Utilities—4.2%
Essential Utilities, Inc.	240,113	10,745
NiSource, Inc.	462,617	11,154
		21,899

Total Common Stocks (Identified Cost $366,113)		517,004

Total Long-Term Investments—98.6% (Identified Cost $366,113)		517,004

TOTAL INVESTMENTS—98.6% (Identified Cost $366,113)		$517,004
Other assets and liabilities, net—1.4%		7,479
NET ASSETS—100.0%		$524,483
The following table summarizes the market value of the Fund’s investments as of March 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$517,004	$517,004
Total Investments	$517,004	$517,004
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2021.
There were no transfers into or out of Level 3 related to securities held at March 31, 2021.
See Notes to Schedule of Investments

VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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